                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report:  March 11, 2003


                      ADVANCED PLANT PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


                Delaware             59-2762023               000-28459
      (State of Incorporation)  (Commission File Number)   (IRS Employer
                                                            Identification #)



                  43 West 33rd Street, New York, New York 10001
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 695-3334
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     (a) On March 11, 2003, the Registrant was officially notified by its Independent Auditor, Michael C. Finklestein, C.P.A., that it had resigned as the Indpendent Auditor of the Registrant. The Board of Directors accepted the resignation as of March 11, 2003.

     During his tenure, Michael C. Finklestein, C.P.A., issued reports on Registrant's financial statements up to December 31, 2001, that neither contained an adverse opinion or disclaimer of opinion, or was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the period of his engagement and for the period of the two most recent fiscal years and any subsequent interim period preceding this action, there was no disagreement between Registrant and Michael C. Finklestein, C.P.A. on any matter of accounting principals or practices, financial statement disclosure or audit scope and procedure, which disagreement(s), if not resolved to the satisfaction of Michael C. Finklestein, C.P.A., would have caused them to make reference to the subject matter of the disagreement in connection with its opinion.

     The disclosure contained herein has been submitted to Michael C. Finklestein, C.P.A.for its review and for them to have an opportunity to comment on the disclosure.

     (b) Effective March 11, 2003, Livingston, Wachtell & Co., LLP, has been retained as independent auditor of Advanced Plant Pharmaceutical, Inc., the Registrant, and was retained as independent auditor of the registrant for the fiscal year ending December 31, 2002. Prior to the engagement, Registrant did not consult with Livingston, Wachtell & Co., LLP regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements.


ITEM  5.     OTHER  EVENTS

     On February 13, 2003, the Board of Directors of the Registrant a Designated a Series A Preferred Stock, with the designation and rights as set forth on the Exhibit annexed hereto. The Board of Directors authorized the issuance of 1,250,000 shares to David Lieberman and 1,250,000 shares to C.J. Lieberman, as compensation for services to the Registrant.

     Each share of Series A Preferred Stock has voting rights equal to 150 shares of common stock of the Registrant.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Effective as of February 13, 2003, the Board of Directors accepted the resignation of Dr. Leonard Bielory as Chairman of the Board of Directors of the Registrant, by letter dated January 29, 2003. There are no disputes with respect with the Registrant on any matter relating to the Registrant's operations, policies or practices.

EXHIBITS

Exhibit  4   Certificate  of  Designation  of  Series  A  Preferred  Stock

Exhibit  16  Letter of Michael C. Finklestein, C.P.A. (To be filed by Amendment)


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

     By:  /s/  David  Lieberman
     ---------------------------------
          David  Lieberman
          President

Date:     March  14,  2003